SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 24, 2006
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


           Pennsylvania                  1-5084                  23-1145880
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 (State or Other Jurisdiction of       (Commission            (I.R.S. Employer
         Incorporation or              File Number)         Identification No.)
           Organization)


2801 Hunting Park Avenue, Philadelphia, Pennsylvania                19129
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On March 24, 2006, the Board of Directors of Tasty Baking Company increased the authorized number of directors from eight to nine. Effective March 24, 2006, Mark G. Conish was appointed as a Class 3 director and on March 27, 2006, Tasty Baking Company issued a press release announcing his appointment. Mr. Conish is Vice President of Global Operations for Church & Dwight Co., Inc.

A copy of the press release announcing his appointment is attached hereto and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

     99.1 Press Release dated March 27, 2006

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TASTY BAKING COMPANY
                                                 -------------------------------
                                                 (Registrant)


     Date: March 27, 2006
                                                 /s/ David S. Marberger
                                                 -------------------------------
                                                 David S. Marberger
                                                 Senior Vice President and Chief
                                                 Financial Officer

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                                  EXHIBIT INDEX


     Exhibit      Description
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     99.1         Press Release dated March 27, 2006